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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): May 28, 2004
                                                         ----------------

                          MANCHESTER TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)
                           New York                0-21695       11-2312854
           (State or other jurisdiction        (Commission     (I.R.S. Employer
        of incorporation or organization)        File Number)    I.D. Number)

             160 Oser Avenue, Hauppauge, New York                   11788
             (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (631) 435-1199

          (Former name or former address, if changed since last report)


This Form 8-K/A is being filed to include the pro forma financial information omitted from the Current Report on Form 8-K filed on June 10, 2004 by Manchester Technologies, Inc.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired


                  Not applicable.
         (b) Pro Forma Financial Information.

                  This Form 8-K/A is being filed to include the pro forma financial information omitted from the Current Report on Form 8-K filed on June 10, 2004 by Manchester Technologies, Inc. (the "Company"), regarding the sale by it of its information technology fulfillment, professional services, and enterprise software development and operations consulting business to ePlus, inc. The following unaudited pro forma consolidated financial statements have been prepared from, and should be read in conjunction with, the Company's historical consolidated financial statements and notes thereto. Such financial statements are for informational purposes only and are not necessarily indicative of the results of operations that would have occurred had the sale occurred on the first day of the periods presented, nor are they necessarily indicative of the future operating results of the Company after the sale.

         (c) Exhibits.

99.1 Pro forma consolidated balance sheet of Manchester Technologies, Inc. as of April 30, 2004.

99.2 Pro forma consolidated statement of operations of Manchester Technologies, Inc. for the year ended July 31, 2003.

99.3 Pro forma consolidated statement of operations of Manchester Technologies, Inc. for the nine months ended April 30, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:      August 11, 2004


                                  MANCHESTER TECHNOLOGIES, INC.
                                  (Registrant)

                                  By:    /S/ Barry R. Steinberg
                                        --------------------
                                        Barry R. Steinberg
                                        President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit
Number   Description

99.1 Pro forma consolidated balance sheet of Manchester Technologies, Inc. as of April 30, 2004.

99.2 Pro forma consolidated statement of operations of Manchester Technologies, Inc. for the year ended July 31, 2003.

99.3 Pro forma consolidated statement of operations of Manchester Technologies, Inc. for the nine months ended April 30, 2004.





























ee.Form8kA081004.txt